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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3



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Section 7.3 Indenture                                                       Distribution Date:          8/15/01
(I)    Amount of the distribution allocable to principal of the Notes
           Class A Principal Payment                                              0.00
           Class B Principal Payment                                              0.00
           Class C Principal Payment                                              0.00
                   Total

       Amount of the distribution allocable to the principal on the
       Notes per $1,000 of the initial principal balance of the Notes
           Class A Principal Payment                                              0.00
           Class B Principal Payment                                              0.00
           Class C Principal Payment                                              0.00
                   Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                           2,437,500.00
              Class B Note Interest Requirement                             217,187.50
              Class C Note Interest Requirement                             313,392.30
                   Total                                                  2,968,079.80

        Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                                3.25000
              Class B Note Interest Requirement                                3.47500
              Class C Note Interest Requirement                                3.90000

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                               750,000,000
              Class B Note Principal Balance                                62,500,000
              Class C Note Principal Balance                                80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account                    8,928,570.00

(v)    Required Owner Trust Spread Account Amount                         8,928,570.00

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                                                   By:
                                                      --------------------------
                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President